EXHIBIT 10.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. 00003	3. EFFECTIVE DATE 03/22/2017	4. REQUISITION/PURCHASE NO. 0000HCGE-2017-09648	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6) CODE		2543
Centers for Disease Control and Prevention		Centers for Disease Control and Prevention
Office of Acquisition Services (OAS)		Office of Acquisition Services (OAS)
2920 Brandywine Rd, RM 3000		2920 Brandywine Rd, RM 3000
Atlanta, GA 30341-5539		Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		√)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD # 1			9B. DATED (SEE ITEM 11)

LANSING, MI 48906-2933			10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2017-92634
		x	10B. DATED (SEE ITEM 13)
CODE 026489018	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) Mutual Agreement of the Parties
☒			D. OTHER (Specify type of modification and authority) FAR 52.232-23 Assignment of Claims (May 2014)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____1____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See the Summary of Changes on Page 2.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Robert G. Kramer / CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sherrie N. Randall
15B. CONTRACTOR/OFFEROR /s/ Robert G. Kramer (Signature of person authorized to sign)	15C. DATE SIGNED 4/5/2015	16B. UNITED STATES OF AMERICA BY /s/ Sherrie N. Randall (Signature of Contracting Officer)	16C. DATE SIGNED 4/5/2017
NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE 30-105 STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
 FAR (48 CFR) 53.243

Summary of Changes:
This Modification is issued to make the following changes regarding the payment instructions as it relates to the attached Notice of Assignment document dated February 17, 2017
Moneys due or to become due under this contract have been assigned to the assignee listed below under the provisions of the Assignment of Claims Act of 1940, as amended 31 U.S.C. 3727, 41 U.S.C. 15. and the Federal Acquisitions Regulations relating to 48 C.F.R 32.800-32.806.
Notice of Assignment is attached in PDF format.
Assigned to: Bank of America, N.A.
 100 Federal Street
 Boston, MA, 02110
Dun Number 055169452-0026
 Bank Name: PNC Bank
 ABA Number 054000030
 Account Number 5303571874
 Account Name: Emergent Biosolutions Inc.
All other terms and conditions remain the same.

Morgan Lewis
February 17, 2017
Sherrie N. Randall
Contracting Officer
Centers for Disease Control and Prevention
Office of Acquisition Services
2920 Brandywine Road
 Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, Georgia 30333-0080
Re: EMERGENT BIODEFENSE OPERATIONS LANSING LLC
 Contract No. 200-2017-92634
Dear Sir/Madam:
We represent Bank of America, N.A., in its capacity as administration agent, pursuant to certain financing arrangements with, among others, Emergent BioDefense Operations Lansing LLC.
On behalf of Bank of America, N.A. and in connection with Contract No. 200-2017-92634, please find enclosed (i) a true copy (which is a photostat copy of the original assignment) of an Instrument of Assignment of Monies Due and to Become Due signed by EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability company, and (ii) one (1) original and three (3) copies of a Notice of Assignment signed by BANK OF AMERICA, N.A., all relating to the above referenced contract.  Please also find enclosed a true copy of an action by unanimous written consent authorizing the execution of the Instrument of Assignment of Monies Due and to Become Due by Emergent BioDefense Operations Lansing LLC.
Upon completion of your review and execution of the Notice of Assignment, please make all necessary changes to assign the proceeds of this contract to the payment remittance information set forth in the Notice of Assignment.  Please fax a copy of this letter, along with the executed Notice of Assignment and any modifications issued to the contract regarding this change, to my attention at (202) 739-3001.
In addition, please return the three enclosed copies of the Notice of Assignment, with notations showing the date and hour of receipt and a copy of any change order or modification issued subsequently, to my attention at Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

Should you have any questions, please do not hesitate to contact me by telephone at (202) 739-5144 or by e-mail at andrew.wagner@morganlewis.com.  Thank you for your time and prompt attention regarding this matter.
Sincerely,
/s/ Andrew M. Wagner
 Andrew M. Wagner
Received By:
Signature:  /s/Sherrie N. Randall -S
Printed Name:  Sherrie N. Randall
Date:  04/05/2017

[EXECUTION COPY]
Instrument of Assignment of Monies Due and to Become Due
Know all men by these presents that Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company, with an office at 3500 N. Martin Luther King Jr. Boulevard, Lansing, Michigan 48906 (hereinafter called the "Assignor"), in consideration of financial accommodations provided or to be provided, and for other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, set over, transfer, pledge and convey (under the Assignment of Claims Act 31 USC Section 3727, 41 USC Section 15 and the Federal Acquisition Regulations ("FAR") relating thereto (48 C.F.R. 32.800-32.806)) to Bank of America, N.A. (DUNS No. 055169452-0026) (CAGE Code 65LS5), in its capacity as Administrative Agent under the Credit Agreement (as such term is hereinafter defined) (hereinafter called the "Assignee"), all of Assignor's right, title and interest which Assignor now has or may have in and to all monies due and to become due from the United States of America or from any agency or department thereof under that certain contract listed on the attached Exhibit A, which exhibit is made a part of this Assignment (the "Contract"), between the United States of America acting through the agency listed on Exhibit A and the Assignor, and under any and all amendments and modifications of the Contract and supplements to the Contract.
The Assignor hereby authorizes the Assignee to receive and collect any amount or amounts due or to become due under the Contract, and under any and all amendments and modifications of the Contract and supplements to the Contract, and to receive and collect the same as fully and to the same extent as if said moneys were its own funds and to apply said money to repayment of any loans, other credit extensions or other amounts owning pursuant to that certain credit agreement, dated December 11, 2013, as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time (the ''Credit Agreement") by and among the Assignor, the Assignee and certain other parties, pursuant to which various banks and other financing institutions have agreed to make loans and provide other extensions of credit for the purpose, among others, of financing the Assignee in the performance of the Contract.
The Assignor hereby further authorizes and directs the United States of America to make all payments due under the Contract and any and all amendments or modifications of the Contract and supplements to the Contract direct to the Assignee by ACH or other electronic transfer, check or other orders, payable to the order of the Assignee.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Assignor has caused this instrument to be signed, sealed, and delivered by its proper officer thereunto duly authorized this 13th day of February, 2017.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability company
By:  /s/ Sean Kirk (Seal)
Name:  Sean Kirk
 Title:  SVP, COO Biodefense
Address for Notices:
Emergent Biodefense Operations Lansing LLC
400 Professional Drive, Suite 400
Gaithersburg, Maryland 20879
Attention: Michael Wernicke, Vice President,
Commercial Development & Operations
 Telephone: (240) 631-3210

The undersigned, Eric Burt, the Assistant Secretary of the Assignor, hereby, certifies that Sean Kirk, who executed the foregoing instrument, is the duly elected, qualified, and acting Officer of the Assignor and is an authorized signer of the Assignor and that the signature set forth above his/her name is his/her genuine signature.
/s/ Eric Burt
 Eric Burt, Assistant Secretary

State of Maryland
County of Washington (or City of Baltimore)
On this 13 day of February, 2017, before me, the undersigned Notary Public, personally appeared Sean Kirk, who acknowledged himself/herself to be the Officer of Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company, and that he/she, as such Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself/herself as Officer.  In witness whereof, I hereunto set my hand and official seal.

/s/ Tonya V. Sell
NOTARY PUBLIC
Print Name:  Tonya V. Sell
Notary Public
My commission expires:  5/16/2020

Exhibit A
List of Assigned Contracts
Contract#	Date	Agency	Description
200-2017-92634, as amended	12/08/2016	Centers for Disease Control and Prevention, Office of Acquisition Services 2920 Brandywine Road Atlanta, GA 30341-5539	Manufacture and deliver BioThrax in accordance with the terms of the Contact and other services related thereto as more particularly described in the Contract

NOTICE OF ASSIGNMENT
To:	Sherrie N. Randall Contracting Officer Centers for Disease Control and Prevention Office of Acquisition Services 2920 Brandywine Road Atlanta, GA 30341-5539
Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, GA 30333-0080
Reference is hereby made to Contract No. 200-2017-92634, dated as of December 08, 2016, entered into between EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability corporation (the "Contractor") and a wholly-owned subsidiary of Emergent BioSolutions Inc. and the Centers for Disease Control and Prevention, Office of Acquisition Services (as amended, the "Contract") to provide supplies and/or services according to the above referenced Contract.
Moneys due or to become due under the contract described above have been assigned to Bank of America, N.A., in its capacity as administrative agent (the "Assignee") (DUNS No. 055169452-0026) (CAGE Code 65LS5) (TIN 94-1687665) under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. § 3727, 41 U.S.C. § 15 and the Federal Acquisition Regulations ("FAR") relating thereto (48 C.F.R. 32.800-32.806).
A true copy of the instrument of assignment executed by the Contractor on February 13, 2017 is attached to this original notice.
The undersigned Assignee hereby directs that payments due or to become due under the Contract should be made to the undersigned Assignee at the following account at PNC Bank as follows:
If by ACH, please remit to:
ABA No.: 054000030
Bank Name: PNC Bank
Acct. No.: 5303571874
 Account Name: Emergent BioSolutions Inc.
Please return to the undersigned, at your earliest convenience, the three enclosed copies of this notice of assignment, executed, with appropriate notations showing the date and hour of receipt, and duly signed by the person acknowledging receipt on behalf of the addressee.  Please distribute a copy of this notice of assignment to the appropriate party in the accounts payable office for your agency.
[Remainder of Page Intentionally Left Blank.]

Very truly yours,
BANK OF AMERICA, N.A., as Administrative Agent
By:  /s/ Eric M. Truette
Name:  Eric M. Truette
 Title: Vice President
Address for Notices:
Bank of America, N.A.
100 Federal Street
Mail Code: MA5-100-07-08
Boston, MA 02110
Attention: Lori J. Egan, Vice President
 Telephone: 617-434-8398

Acknowledgment
Receipt is hereby acknowledged of the above notice and a copy of the above-mentioned instrument of assignment.  They were received at 12:48 p.m. on 2/27/2017.
/s/ Sherrie N. Randall
 Signature
Contracting Officer
 [Title]
COC/OAS
 On Behalf of
/s/ Sherrie N. Randall
 Name of Addressee

WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
OF THE SOLE MEMBER
 OF EMERGENT BIODEFENSE OPERATIONS LANSING LLC
February 13, 2017
The undersigned, being the sole Member (the "Sole Member") of Emergent Biodefense Operations Lansing LLC, a Delaware limited liability company (the "Company"), acting by written consent in accordance with Section 18-302(d) of the Limited Liability Company Act of Delaware, does hereby waive all notice of the time, place and purpose of a special meeting of the Sole Member and hereby consents to and agrees to the adoption of the following resolutions:
WHEREAS, the Company proposes to enter into an Instrument of Assignment of Monies Due and to Become Due (as amended, restated, modified and supplemented from time to time, the "BioThrax Contract Assignment") by the Company in favor of Bank of America, N.A., in its capacity as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") from time to time party to that certain Credit Agreement, dated as of December 11, 2013, as amended (and as further amended, restated, amended and restated, modified and supplemented from time to time, the "Credit Agreement") by and among Emergent BioSolutions Inc., as the borrower, the Company and the other guarantors party thereto from time to time, the Lenders and the Administrative Agent pursuant to which the Company is assigning, in favor of the Administrative Agent, all of the Company's right, title and interest in and to all monies due and to become due from the United States of America or from any agency or department thereof under that certain contract with the United States Government with Contract #200-2017-92634, as amended (and as further amended, modified and supplemented from time to time, the "BioThrax Contract").
RESOLVED, that the form, terms and provisions of the BioThrax Contract Assignment and such other agreements, instruments, certificates and documents as may from time to time be required to be executed and delivered in connection therewith (collectively, the "Assignment Documents"), and the transactions contemplated by the foregoing documents, be, and they hereby are, in all respects approved.
RESOLVED, that the Company enter into the BioThrax Contract Assignment and the other Assignment Documents to which it is contemplated to be a party, and make the assignments described therein or contemplated thereby to the Administrative Agent in accordance with the terms thereof.
RESOLVED, that Sean Kirk, the duly elected Officer of the Company, and any other officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, the BioThrax Contract Assignment and each other Assignment Document to which the Company is a party, each substantially in the form of the drafts reviewed by the undersigned, with such changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval.
RESOLVED, that the Company be, and it hereby is, authorized to amend, restate, modify or otherwise supplement the BioThrax Contract Assignment or any of the other Assignment Documents from time to time as deemed appropriate and in the best interests of the Company by any officer of the Company and any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, any amendment, restatement, modification or other supplement to the BioThrax Contract Assignment or any of the other Assignment Documents to which the Company is a party as may be approved by any such officer, in the form and with such further changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval.
RESOLVED, that, in addition to and not in limitation of the foregoing, any officer of the Company be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company, to make, sign, execute, acknowledge, deliver, file, record and publish any and all agreements, orders, directions, requests, receipts, certificates or other instruments, papers and documents, and to perform any and all such acts and things as may be required or appropriate to carry out the terms and provisions of each of the foregoing resolutions and the transactions contemplated thereby, in the form and with such changes therein and modifications thereof as the officer of the Company executing the same shall approve, the execution thereof by such officer to be conclusive evidence of such approval, and all such actions heretofore taken by any officer of the Company are hereby ratified and approved in all respects.
RESOLVED, that all acts and deeds of any officer taken prior to the date hereof to carry out the intent and accomplish the purposes of the foregoing resolutions are hereby approved, adopted, ratified and confirmed in all respects as the acts and deeds of the Company.
RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements, documents or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirement of any of the agreements, documents or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the officer or attorney-in-fact of the Company to take all actions necessary, appropriate, advisable or desirable to consummate, effectuate, carry out or further the transactions contemplated by, and the intent and purposes of, the foregoing resolutions.
[Remainder of page left intentionally blank]

The undersigned, being the Sole Member, hereby executes this written consent as of the date first above written.

SOLE MEMBER:
EMERGENT BIOSOLUTIONS INC.
By:  /s/ Robert G. Kramer
              Robert G. Kramer
              Executive Vice President &
              Chief Financial Officer